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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         DATE OF REPORT: MARCH 14, 2003


                             TTR TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                   0-22055                  11-3223672

       (State or Other              (Commission              (IRS Employer
Jurisdiction of incorporation)      File Number)         Identification Number)


                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                    (Address of Principal Executive Offices)

                                  212-527-7599

              (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS

     TTR Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it anticipates that the previously announced sale by TTR Technologies, Inc. and TTR Technologies, Ltd. (collectively, "TTR" or the "Company") to Macrovision Corporation and Macrovision Europe Ltd. (collectively, "Macrovision") of the Company's copy protection business, as contemplated under the Asset Purchase Agreement, dated as of November 4, 2002 (the "Asset Purchase Agreement"), will not be consummated by March 15, 2003 because certain contingencies to the closing have not been satisfied. No assurances can be provided that the sale of the Company's copy protection business as contemplated under the Asset Purchase Agreement will in fact be consummated or otherwise be concluded.

     A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibit is are filed with this report on Form 8-K:

Exhibit No.         Description
-----------         -----------

99.1                TTR Technologies, Inc. press release issued March 14, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TTR TECHNOLOGIES, INC.

                                             By: /s/ Daniel Stein
                                                 -------------------------------

                                             Daniel Stein
                                             Chief Executive Officer

Date:  March 14, 2003